Income Tax Expense - Summary of Reconciliation of Deferred Tax Assets and Liabilities Included in Consolidated Statements of Financial Position (Detail) - EUR (€) € in Thousands	Dec. 31, 2019	Dec. 31, 2018
Deferred Tax Assets And Liabilities [line items]
Deferred tax assets	€ 1,974	€ 2,027
Net deferred tax assets	513	475
Deferred tax liabilities	(430)	(42)
Deferred tax liabilities compensated [member]
Deferred Tax Assets And Liabilities [line items]
Deferred tax liabilities compensated	€ (1,461)	€ (1,552)